

DAN AMMANN

President

Exhibit 99.2

FORWARD LOOKING STATEMENTS

In this presentation and in related comments by our management, our use of the words "expect," "anticipate," "possible," "potential," "target," "believe," "commit," "intend," "continue," "may," "would," "could," "should," "project," "projected," "positioned," "outlook" or similar expressions is intended to identify forward looking statements that represent our current judgment about possible future events. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety of important factors. Among other items, such factors may include: our ability to realize production efficiencies and to achieve reductions in costs as a result of our restructuring initiatives and labor modifications; our ability to maintain quality control over our vehicles and avoid material vehicle recalls; our ability to maintain adequate financing sources, including as required to fund our planned significant investment in new technology; our ability to successfully integrate Ally Financial's International Operations; the ability of our suppliers to timely deliver parts, components and systems; our ability to realize successful vehicle applications of new technology; overall strength and stability of our markets, particularly Europe; our ability to remain competitive in Korea and our ability to continue to attract new customers, particularly for our new products.

GM's most recent annual report on Form 10-K and quarterly reports on Form 10-Q provide information about these and other factors, which we may revise or supplement in future reports to the SEC.

PRIORITIES

- Integrate and optimize our global operations
- Improve resource allocation decisions
- Drive key global initiatives
  - U.S., China, Cadillac, Europe, emerging markets, GMF
- Build a winning team… one company approach
- Deliver results

2013 GM UPDATE

		Jan 2013 Outlook	Updated 2013 Outlook
Volume	▪ Global industry up ~4% ▪ Deliveries up, wholesales flat	↑	↑
Mix	▪ Strong vehicle launches	↔	↑
Price	▪ Largely due to new entries	↑	↑
Cost	▪ Material content on new entries ▪ Ongoing cost performance	↑	↑
EBIT-Adj.		↑	↑
EBIT-Adj. Margin		↑	↑

Represents Trend vs. 2012

2013 ACCOMPLISHMENTS

- Executed successful global vehicle launches
- Received most JD Power IQS awards
- Improved revenue, EBIT-Adj. and margins
- Announced GMIO restructuring plans
- Acquired Ally International Operations

2013 ACCOMPLISHMENTS (CONT.)

- Added to S&P 500
- Refinanced $4.5B to increase flexibility
- Achieved Investment Grade rating
- Monetized Ally and PSA equity stakes
- UST divested its GM ownership stake
- Announced leadership succession plan

2014 OUTLOOK

- Taking advantage of strength in North America and China to fund restructuring elsewhere
  - Core operating performance remains on plan
  - Significant FX challenges, partially offset with price
  - GMF earnings flat
- Total EBIT-Adj. to be modestly improved
  - Improved underlying operating performance more than offsetting increased restructuring expense
  - EBIT-Adj. margin similar to last year
- Restructuring estimated at ~$1.1B in 2014

RESTRUCTURING CHARGES

(INCLUDED IN EBIT-ADJ.)



$1.0B
$0.5B
0
2011
2012
2013
2014

2014 GM OUTLOOK

Volume	▪ Global industry up ~2% to 85+M units ▪ Market share flat to slightly up	↑ (green)
Mix	▪ Stable outlook	↔ (yellow)
Price	▪ Full-year impact of 2013 vehicle launches ▪ Planned offset of FX headwinds	↑ (green)
Cost	▪ Restructuring/other fixed ▪ Material content on recent entries ▪ Increased FX headwinds ▪ Ongoing efficiency actions	↑ (red)
EBIT-Adj.	▪ Improved operating performance more than offsetting increased restructuring	↑ (green)
EBIT-Adj. Margin		↔ (yellow)

Represents Trend vs. 2013

QUARTERLY EARNINGS CADENCE



Percentage of CY EBIT-Adj. By Quarter
Seasonal Trend
2014 Outlook
50%
25%
0%
Q1
Q2
Q3
Q4

Note: Not to Scale

2014 CAPITAL ALLOCATION

	$B
Capex	~7.5
Restructuring	~1.1
Remaining Ally IO Acquisition	0.7
Remaining Series A Redemption	3.9
Preferred Dividends	0.4
Common Stock Dividends	1.8

SUMMARY

- Taking advantage of strength in North America and China to restructure
- Total EBIT-Adj. to be modestly improved
  - Improved underlying operating performance more than offsetting increased restructuring expense
  - EBIT-Adj. margin similar to last year
- Execution of restructuring activities key to 2015 improvement in Europe and Consolidated Operations
- Continue progress toward mid-decade targets



CHUCK STEVENS

Executive Vice President & Chief Financial Officer

CHEVROLET CORVETTE STINGRAY
2014 NORTH AMERICAN CAR OF THE YEAR



GM NORTH AMERICA

CADILLAC ATS

2013 NORTH AMERICAN CAR OF THE YEAR



CHEVROLET IMPALA

CONSUMER REPORTS TOP SEDAN



CHEVROLET SILVERADO

CONSUMER REPORTS BEST TRUCK

2014 NORTH AMERICAN TRUCK OF THE YEAR



CADILLAC CTS

2014 MOTOR TREND CAR OF THE YEAR


MOTOR
TREND
CAR
OF THE YEAR®
2014
CADILLAC
CTS

2013 ACCOMPLISHMENTS

- Successful launch of new Silverado/Sierra
- Continued recognition of product excellence
- Received most JD Power IQS awards
- H2 inflection point in earnings/margin growth
- Grew retail share in all four brands

AND MOMENTUM CONTINUES IN 2014 LED BY GREAT PRODUCTS… KEY 2014 LAUNCHES…









2014 GMNA OUTLOOK

Volume	▪ U.S. industry of 16M - 16.5M units (light) ▪ Expect modest share increase	↑
Mix	▪ Driven by new vehicle launches – Cadillac CTS, Corvette, Impala & Full-Size Trucks	↑
Price	▪ Favorable price on new vehicles ▪ Unfavorable price on carryover vehicles ▪ Overall favorable	↑ ↓
Cost	▪ Engineering/D&A/advertising/material content on new products	↑
EBIT-Adj.		↑
EBIT-Adj. Margin		↑

Represents Trend vs. 2013

OUR PATH TO 10% EBIT MARGINS…


~7.5%
8%
≥10%
2010-2012
Product
2013 CYTD Thru Q3
Product
Cost
Business Model Leverage
Mid-Decade

WE ARE IN EXECUTION MODE…

SUMMARY

- Great products/great launches in 2013
- H2 2013 critical inflection point for earnings
- 2014 represents another important step
- Key is execution…

SOLID PLAN… DEMONSTRATED EXECUTION DISCIPLINE TO DATE… MORE TO DO…



GM EUROPE

OUTSTANDING
RECENT PORTFOLIO ENTRIES

Mokka


GG FN 836

Cascada



ADAM


GG FN 302

Insignia Country Tourer


GG FU 889

2013 ACCOMPLISHMENTS

- First Opel/Vauxhall market share increase in 14 years
- Successful launch of Mokka, ADAM and Cascada
- Year-over-year revenue increase second half of 2013
- Significant year-over-year reduction of EBIT losses
- Integration of captive financial services in Europe
- Bochum vehicle plant closure advanced to end of 2014

2014 GME OUTLOOK

Volume	▪ Expecting moderate industry recovery ▪ Modest share increases vs. 2013
Mix	▪ Favorable country mix ▪ Continued industry downsizing trends
Price	▪ Pressure on price remaining ▪ FX headwinds
Cost	▪ Continued performance on material cost/core fixed cost ▪ Restructuring costs up
EBIT-Adj.	▪ Integration of Russia into Europe business model ▪ Significant restructuring with Bochum closure
EBIT-Adj. Margin	

Represents Trend vs. 2013

2014… A TRANSITION YEAR



% of Deliveries New or Refreshed Within 18 Months
Carryover Vehicles
New Vehicles
100%
80%
60%
40%
20%
0%
22%
78%
12%
88%
34%
66%
2013
2014
2015

LOOKING FORWARD

2015 GME Outlook

- Very strong portfolio with new key volume models
- Powertrain line-up completely renewed
- Improved manufacturing footprint with Bochum closure

Mid-Decade Target

- Full benefit of Opel/Vauxhall portfolio refresh in 2015/16 timeframe
- Tailwind from Chevrolet Europe exit
- Good progress on fixed cost, including Bochum closure benefit
- No change to breakeven objective

SUMMARY

- 2013: Stabilization of market share and significant EBIT improvements y-o-y
- 2014: Transition year – Stable core operating performance… adverse impacts of challenges in Russia and further restructuring
- Breakeven by mid-decade



GM INTERNATIONAL OPERATIONS

2013 ACCOMPLISHMENTS

- Continued strength in China… sold over 3 million units
- Leadership transition
  - Consolidated International Operations
  - China
- Aggressively addressed challenges but more to do
  - Chevrolet Europe and Australia

KEY 2014 LAUNCHES – CHINA

Cadillac ATS



KEY 2014 LAUNCHES – CIO



Chevrolet Tahoe


F 53403
DUBAI

Cadillac CTS

2014 GMIO OUTLOOK

Volume	▪ Moderate industry growth… up ~3%… primarily China ▪ China volume up… Consolidated Operations volume down
Mix	▪ Reduced Middle East Operations related to launches
Price	▪ Full-Size truck launch in Middle East partially offset by pressure in other markets
Cost	▪ Strong material performance more than offset by restructuring and other “one time” costs
EBIT-Adj.	▪ Primarily restructuring and other “one time” costs
EBIT-Adj. Margin	▪ Consolidated Operations down ▪ China flat… competitive pressure and launch cost

Represents Trend vs. 2013

2015 GMIO OUTLOOK

- Strong China growth… modest recovery in Consolidated Operations markets
- Positive "carryover" from 2014 launches in China
- Richer mix in Consolidated Operations – primarily Full-Size truck in the Middle East
- Improved China earnings – volume & mix
- Improved consolidated earnings – product launches and restructuring benefit

SUMMARY

- 2013 was a tough year, but addressed significant restructuring needs... more to do
- Need to regain momentum in 2014 and execute restructuring
- Will be well positioned for improved performance by mid-decade
  - China growth
  - Consolidated Operations restructuring benefit



GM SOUTH AMERICA

2013 ACCOMPLISHMENTS

- Second consecutive profitable year driven by...
  - Product launches performing across the region... Brazil continued share gains
  - Continuing to address cost side... Multi-year labor agreements in Brazil and further restructuring
  - Managing thru the region volatility... FX pressures across GMSA & challenging political environments

CHEVROLET PRISMA


PRISMA

CHEVROLET ONIX


ONIX

CHEVROLET TRACKER


TRACKER

2014 GMSA OUTLOOK

Volume	▪ Industry expected flat or down slightly ▪ Maintain share	↔
Mix	▪ New portfolio volume up, legacy down	↑
Price	▪ Offset FX and economics	↑
Cost	▪ FX and economics impact expected to continue	↑
EBIT-Adj.		↑
EBIT-Adj. Margin		↑

Represents Trend vs. 2013

UPDATE ON MID-DECADE TARGET

Right Products

- Continue to refresh portfolio
- Rationalize legacy

Restructure

- Manufacturing footprint
- SG&A

Material & Logistics

- Localization
- Optimize supply chain

Manage Risk

- Organizational agility

...Continuing to execute our mid-decade target toward mid-single digits margins

SUMMARY

- 2013… second consecutive profitable year
- Product portfolio well accepted in the market… continue refreshing with special editions
- Continue executing turnaround in 2014
- Maintaining mid-single digits margin target for mid-decade

But significant volatility risk in Venezuela and Argentina…

2014 GM OUTLOOK

- Taking advantage of strength in North America and China to fund restructuring elsewhere
  - Core operating performance remains on plan
  - Significant FX challenges, partially offset with price
  - GMF earnings flat
- Total EBIT-Adj. to be modestly improved
  - Improved underlying operating performance more than offsetting increased restructuring expense
  - EBIT-Adj. margin similar to last year
- Restructuring estimated at ~$1.1B in 2014

GM